Exhibit 24
DIRECTORS AND OFFICERS OF
R. H. DONNELLEY CORPORATION
REGISTRATION STATEMENT ON FORM S-4
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-4 relating to the registration of the Company’s debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Signature	Title	Date

/s/ David C. Swanson

David C. Swanson	Chief Executive Officer and	April 4, 2008
Chairman of the Board (Principal
Executive Officer)

/s/ Steven M. Blondy

Steven M. Blondy	Executive Vice President and	April 4, 2008
Chief Financial Officer
(Principal Financial Officer)

/s/ R. Barry Sauder

R. Barry Sauder	Vice President, Controller and	April 4, 2008
Chief Accounting Officer
(Principal Accounting Officer)

Signature	Title	Date
/s/ Michael P. Connors

Michael P. Connors	Director	April 4, 2008

/s/ Nancy E. Cooper

Nancy E. Cooper	Director	April 4, 2008

/s/ Robert Kamerschen

Robert Kamerschen	Director	April 4, 2008

/s/ Thomas Reddin

Thomas Reddin	Director	April 4, 2008

/s/ Alan F. Schultz

Alan F. Schultz	Director	April 4, 2008

/s/ David M. Veit

David M. Veit	Director	April 4, 2008

/s/ Barry Lawson Williams

Barry Lawson Williams	Director	April 4, 2008

/s/ Edwina Woodbury

Edwina Woodbury	Director	April 4, 2008